SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2005

Date of Report

(Date of earliest event reported)

RITA Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30959	94-3199149
(Commission File Number)	(I.R.S. Employer Identification No.)

46421 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices, with zip code)

(510) 771-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 10, 2005, RITA Medical Systems, Inc., a Delaware corporation (“RITA”), will announce its financial results for the first quarter and three months ended March 31, 2005. A copy of RITA’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On May 10, 2005, RITA will hold a conference call to discuss its financial results for the first quarter and three months ended March 31, 2005. A copy of the slides to be presented by RITA during this conference call is attached as Exhibit 99.2 hereto and incorporated by reference herein.

RITA uses, and the press release and the conference call refer to, non-GAAP measures of first quarter gross margin, net loss and net loss per common share that are adjusted from GAAP results to exclude certain merger related items. RITA uses a non-GAAP measure of gross margin, excluding merger related expenses, because it believes that these expenses reflect unusual costs driven by integration of its operations and, as such, does not help RITA predict future margins. Similarly, RITA uses non-GAAP measures of net loss excluding merger related expenses, including severance, because it believes the merger related expenses in RITA’s current results are unlikely to affect future periods, at least to the same extent, and are therefore not helpful to RITA in predicting its future results of operations. Reconciliations of these measures to the most directly comparable GAAP measures are included in the press release.

Additionally, RITA uses, and the conference call will refer to, a non-GAAP measure of sales figures for the third quarter of 2004, which include the July 2004 results of Horizon Medical Products, with which RITA merged in July 2004. The reconciliation of third quarter 2004 GAAP sales to non-GAAP sales is as follows (in thousands):

	Three Months Ended September 30, 2004
	Domestic	International	Total
GAAP sales, Q3 2004	$6,828	$1,123	$7,951
Add: July 2004 sales of specialty access catheter products by Horizon	1,218	102	1,320

Non-GAAP sales, Q3 2004	$8,046	$1,225	$9,271

Furthermore, RITA uses, and the conference call will refer to, as a metric earnings before interest, taxes, depreciation and amortization (“EBITDA”). The calculation of EBITDA has no basis in GAAP. The reconciliation of EBITDA from GAAP net loss is as follows:

	Three Months Ended March 31,
	2005	2004
GAAP net loss	$(1,689)	$(2,170)
Add: Depreciation and amortization	970	431
Add: Interest expense	287	—
Add: Integration expenses	682	—
Deduct: (Interest income) and other expense, net	(65)	(10)
EBITDA, net of integration expenses	$185	$(1,749)

RITA believes that each of these non-GAAP metrics and EBITDA provides useful information to investors, permitting a better evaluation of RITA’s ongoing business performance, including evaluation of RITA’s performance against its competitors in the healthcare industry. The presentation of these non-GAAP metrics and EBITDA is not meant to be considered in isolation or as a substitute for RITA’s financial results prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1 Press Release of RITA Medical Systems, Inc. dated May 10, 2005.

99.2 Power Point Presentation of RITA Medical Systems, Inc. Q1 2005 Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA Medical Systems, Inc.

Date: May 10, 2005	By:	/s/ Donald Stewart
Donald Stewart
Chief Financial Officer and
Vice President, Finance and Administration

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of RITA Medical Systems, Inc. dated May 10, 2005

99.2	Power Point Presentation of RITA Medical Systems, Inc. Q1 2005 Conference Call.